Fourth Quarter 2021 Investor Presentation

2 Forward-Looking Statements This presentation may contain various statements about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) the continued impact of the COVID-19 pandemic and related governmental response measures on the U.S. economy and the economies of the markets in which we operate; (ii) the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (iii) the effect of economic conditions and interest rates on a national, regional or international basis; (iv) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (v) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (vi) the financial resources of, and products available from, competitors; (vii) changes in laws and regulations as well as changes in accounting standards; (viii) changes in policy by regulatory agencies; (ix) changes in the securities and foreign exchange markets; (x) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (xi) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (xii) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xiii) general economic, market or business conditions, including the impact of inflation; (xiv) changes in demand for loan products and financial services; (xv) concentration of credit exposure; (xvi) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvii) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xviii) civil unrest, natural disasters, epidemics and other catastrophic events in the Company’s geographic area; (xix) the impact, extent and timing of technological changes; and (xx) other circumstances, many of which are beyond management’s control. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

3 Business model prioritizing core funding, asset quality and capital strength Operate in attractive, high growth markets throughout the Southeast History of organic growth and opportunistic acquisitions Focused on improving operating leverage Who We Are

Overview Note: Financial data as of December 31, 2021 (1) Total revenue is calculated as net interest income plus noninterest income. Company Snapshot Loans and Deposits by State Assets: $16.8 billion Loans: 10.0 Deposits: 13.9 Equity: 2.2 4 MS 23% AL 23% FL 6% GA 31% TN 17% Loans MS 36% AL 14%FL 3% GA 34% TN 13% Deposits 76% 3% 19% 2% YTD Total Revenue(1) Community Banking Wealth Management Mortgage Insurance

55 20 65 10 65 75 20 95 95 85 77 95 81 7524 40 59 40 FLORIDA Jackson Mobile Knoxville Chattanooga Greensboro Raleigh Columbia Nashville Winston-Salem Montgomery Birmingham Columbus Charlotte Jacksonville Memphis Orlando Huntsville Tallahassee Atlanta Wilmington Charleston Savannah Tupelo Greenville MISSISSIPPI ALABAMA TENNESSEE GEORGIA SOUTH CAROLINA NORTH CAROLINA ARKANSAS LOUISIANA Branch (161) Loan Production Office (7) Mortgage (21) Insurance (8) Financial Services (2) 5 Renasant Footprint

Fourth Quarter Highlights 6(1) ) Adjusted diluted EPS, allowance for credit losses to loans, excluding PPP loans, and loans, excluding PPP loans, are non-GAAP financial measures.. See slides 37 and 44 in the appendix for a reconciliation of these non-GAAP financial measures to GAAP. • Net income of $37.1 million with diluted EPS of $0.66 and adjusted diluted EPS (non-GAAP)(1) of $0.68 • Completed the public offering and sale of $200 million of 3.00% fixed-to- floating rate subordinated notes due 2031 • Allowance for credit losses on loans to total loans and the allowance to total loans, excluding Paycheck Protection Program (“PPP”) loans (non-GAAP)(1), decreased to 1.64% and 1.65%, respectively • Improvement of credit metrics with nonperforming loans to total loans at 0.51% and classified loans to total loans at 1.60% • Loans, excluding PPP loans (non-GAAP)(1), grew modestly on a linked quarter basis and increased $157.6 million, or 1.61%, year over year • Deposits increased $651 million on a linked quarter basis, and noninterest- bearing deposits represented 33.93% of total deposits at year-end

Financial Condition

$1,515 $2,044 $2,126 $2,133 $2,210 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 2017 2018 2019 2020 2021 $7,921 $10,129 $10,213 $12,060 $13,906 $0 $2,000 $4,000 $6,000 $8,000 $10 ,000 $12 ,000 $14 ,000 $16 ,000 2017 2018 2019 2020 2021 $7,620 $9,083 $9,690 $10,933 $10,021 $9,804 $9,963 $1,129 $58 0 200 0 400 0 600 0 800 0 100 00 120 00 $0 $2,000 $4,000 $6,000 $8,000 $10 ,000 $12 ,000 2017 2018 2019 2020 2021 $9,830 $12,935 $13,401 $14,930 $16,810 $0 $2,000 $4,000 $6,000 $8,000 $10 ,000 $12 ,000 $14 ,000 $16 ,000 $18 ,000 2017 2018 2019 2020 2021 Balance Sheet Growth 8 Total Assets Total Loans excluding Loans Held for Sale Total Deposits Total Equity (1) Green bar represents PPP loans outstanding as of December 31, 2021 and December 31, 2020, respectively. Note: Dollars in millions PPP (1)

Tangible Book Value Per Share* 9 *Tangible Book Value Per Share is a non-GAAP financial measure. See slide 43 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP. $11.51 $13.13 $13.95 $16.65 $17.83 $18.21 $20.20 $20.69 $22.35 2013 2014 2015 2016 2017 2018 2019 2020 2021

Loans and Yields 10Note: Dollars in millions * Other loans are comprised of installment loans to individuals and lease financing, which both have historically constituted less than 5% of the total loan portfolio. ** Core Loan Yield is a non-GAAP financial measure. See slide 40 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP. $10,934 $10,688 $10,149 $10,017 $10,021 4.10% 4.24% 4.24% 4.11% 3.98% 4.03% 4.01% 3.94% 3.89% 3.87% 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1-4 Family Mortgage Commercial Mortgage Construction Other* C&I PPP Loan Yield Core Loan Yield**

Loan Portfolio Composition 1-4 Family 21% HELOC 5% Consumer 1% Construction & Land Dev. 14% NOO CRE 29% OO CRE 15% C&I 13% Other 2% *Chart excludes PPP loans of $58 million At December 31, 2021, loans held for investment totaled $10.0 billion 11 • Legacy of proactive portfolio management and conservative credit underwriting • Granular loan portfolio: o Average loan size is approximately $163,000 o Diversified commercial portfolio o Active Concentration Management Framework • Approximately 92% of loans are in footprint • Rate sensitivity, excluding PPP: o 40% variable rate o 11% adjustable rate o 49% fixed rate Loan Portfolio Highlights as of December 31, 2021

Diversified Loan Portfolio 12 Note: Chart excludes PPP loans of $58 million 1NOO CRE Construction loans have been restated to their respective permanent collateral type 2 No industry included in the 44% of C&I above exceeds 3% of the total loan portfolio Construction & NOO CRE1 OO CRE, C&I and Other Commercial2 Construction - Commercial OO 2% 1-4 Family Construction 7% Land & Dev. 6% Hotels 7% Mini Storage 7% Multi-Family 16% Office - Medical 7% Office - Non- Medical 12% Retail 17% Senior Housing 7% Warehouse / Industrial 11% Other NOO 1% C&I 44% Other Loans 6% Church 3% Golf / Rec. Facility 1% Hospital 1% Office - Medical 5% Office - Non- Medical 8% Retail 15% School 1% Warehouse / Industrial 8% Other OO 8%

ADC and CRE Loan Concentration Levels 13 ADC Loans as a Percentage of Bank Risk Based Capital CRE Loans (Const. & Perm) as a Percentage of Bank Risk Based Capital 78% 79% 83% 83% 81% 78% 73% 76% 79% 83% 87% 82% 0% 20% 40% 60% 80% 100% 0% 50% 100% 150% 200% 250% 300%

Deposit Mix and Pricing 14 Note: Dollars in millions $12,059 $12,737 $13,115 $13,255 $13,906 0.33% 0.27% 0.24% 0.21% 0.18% 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Noninterest-bearing Interest-bearing Savings Time Cost of deposits

Core Deposit Funding 34% 48% 8% 8% 2% Noninterest-bearing Interest-bearing Savings Time < $250,000 Time > $250,000 Cost of Funds 4Q20 3Q21 4Q21 Noninterest-bearing demand - - - Interest-bearing demand 0.31% 0.24% 0.21% Savings 0.08% 0.08% 0.06% Time deposits 1.20% 0.78% 0.67% Borrowed funds 3.05% 3.08% 4.03% Total Cost of funds 0.44% 0.31% 0.30% • 98% of total deposits are considered core deposits (all deposits other than time deposits > $250,000) • $656 million of time deposits and public fund deposits are scheduled to reprice during the first quarter of 2022 15 Deposits as of December 31, 2021 ($13.9 Billion) Type Balance Rate Time Deposits $379M 0.76% Public Funds $277M 1.22% Total $656M 0.95%

Liquidity 16 Note: Dollars in millions $633 $1,262 $1,605 $1,476 $1,878 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Cash and Cash Equivalents $1,343 $1,536 $2,164 $2,545 $2,387 $416 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 AFS securities HTM securities Securities 92% 88% 81% 76% 73% $1 $1 $1 $1 $1 $1 $1 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Average Loans to Average Deposits

Capital Position 17 Tier 1 $1,422 Tier 2 $475 Regulatory Capital as of December 31, 2021 • Sold in a public offering $200 million of 3.00% fixed- to-floating rate subordinated notes due 2031 • $50 million stock repurchase program will remain in effect through October 2022; however, no buyback activity in the fourth quarter of 2021 and no current intent to repurchase stock • Consistent dividend payment history, including through the 2008 financial crisis • Redeemed $15 million in subordinated notes in October 2021 and $30 million in December 2021, with an additional $30 million in subordinated notes to be redeemed on March 1, 2022 Capital Highlights Subordinated Notes $359 ACL $116 Trust Preferred $108 Common Equity Tier 1 $1,314 1 Note: Dollars in millions

Strong Capital Position 18 (1) Inclusive of the capital conservation buffer * Tangible Common Equity is a non-GAAP financial measure. See slide 42 in the appendix for a description of the exclusions and a reconciliation of this non- GAAP financial measure to GAAP. Capital Ratios Ratio 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Minimum to be Well Capitalized (1) Tangible Common Equity* 8.33% 8.23% 8.22% 8.15% 7.86% N/A Leverage 9.37% 9.49% 9.30% 9.18% 9.15% 5.00% Tier 1 Risk Based 11.91% 12.00% 12.07% 11.94% 12.10% 8.50% Total Risk Based 15.07% 15.09% 15.11% 14.66% 16.14% 10.50% Tier 1 Common Equity 10.93% 11.05% 11.14% 11.02% 11.18% 7.00%

Dividend History 19 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00

Asset Quality

Asset Quality 21* The ratio of loans 30-89 days past due to total loans (excluding PPP loans) and the ratio of classified loans to total loans (excluding PPP loans) are non-GAAP financial measures. See slide 44 in the appendix for a reconciliation of these non-GAAP financial measures to GAAP. 1.61% 0.00% 1.00% 2.00% 3.00% 4.00% $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Classified Loans/Total Loans* Classified Loans % of Total Loans, excl. PPP ($ in thousands) 0.28% 0.00% 0.50% 1.00% 1.50% 2.00% $- $25,000 $50,000 $75,000 $100,000 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Loans 30-89 Days Past Due/ Total Loans* 30-89 DPD % of Total Loans, excl. PPP ($ in thousands)

Asset Quality 22* Nonperforming assets to total assets (excluding PPP loans) and net charge-offs to average loans (excluding PPP loans) are non-GAAP financial measures. See slide 45 in the appendix for a reconciliation of these non-GAAP financial measures to GAAP. 0.32% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 NPAs/Total Assets* Nonperforming loans OREO % of Assets, excl. PPP ($ in thousands) 0.22% 0.00% 0.20% 0.40% 0.60% 0.80% $- $5,000 $10,000 $15,000 $20,000 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Net Charge-offs/Average Loans* Net charge-offs % of Avg Loans, excl. PPP ($ in thousands)

ACL Metrics 23* Allowance for credit losses to total loans (excluding PPP loans) is a non-GAAP financial measure. See slide 44 in the appendix for a reconciliation of this non-GAAP financial measure to GAAP. 1.65% 1.60% 1.65% 1.70% 1.75% 1.80% 1.85% 1.90% $140,000 $150,000 $160,000 $170,000 $180,000 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Allowance/Total Loans* Allowance % of Total Loans, excl. PPP ($ in thousands) 323% 200% 250% 300% 350% 400% $140,000 $150,000 $160,000 $170,000 $180,000 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Allowance/Nonperforming Loans Allowance % of Total NPLs ($ in thousands)

ACL Summary 24* Allowance for credit losses to total loans (excluding PPP loans) is a non-GAAP financial measure. See slide 44 in the appendix for a reconciliation of this non-GAAP financial measure to GAAP. ($ in thousands) ACL ACL as a % of Loans ACL ACL as a % of Loans SBA Paycheck Protection Program - - - - Commercial, Financial, Agricultural 39,031$ 2.77 33,922$ 2.49 Lease Financing Receivables 1,624 2.14 1,486 1.95 Real Estate - 1-4 Family Mortgage 32,165 1.19 32,356 1.19 Real Estate - Commercial Mortgage 76,127 1.67 68,940 1.52 Real Estate - Construction 16,047 1.87 16,419 1.49 Installment loans to individuals 11,150 5.32 11,048 7.71 Allowance for Credit Losses on Loans 176,144 1.61 164,171 1.64 Allowance for Credit Losses on Deferred Interest 1,500 1,273 Reserve for Unfunded Commitments 20,535 20,035 Total Reserves 198,179$ 185,479$ 12/31/202112/31/2020 • Allowance for credit losses on loans to total loans (excluding PPP loans)* was 1.65% and 1.80% as of December 31, 2021 and December 31, 2020, respectively.

Loss Absorption Capacity 25 * Allowance to total loans (excluding PPP loans) is a non-GAAP financial measure. See slide 44 in the appendix for a reconciliation of this non-GAAP financial measure to GAAP. ($ in thousands) Allowance for Credit Losses on Loans 164,171$ Reserve for Unfunded Commitments 20,035 Purchase Accounting Discounts 14,794 Total Loss Absorption Capacity 199,000$ 12/31/2021

Profitability

Net Income & Adjusted Pre-Provision Net Revenue* 27 Net Income P Adj. PPNR (non-GAAP)* Adj. PPNR /Avg. Assets (non-GAAP)* Note: Dollars in millions *Adjusted Pre-Provision Net Revenue and Adjusted Pre-Provision Net Revenue/Average Assets are non-GAAP financial measures. See slides 35 and 36 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP. $31.5 $57.9 $40.9 $40.1 $37.1 $57.4 $62.3 $48.8 $50.2 $49.2 1.53% 1.66% 1.24% 1.23% 1.19% 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021

Diluted Earnings per Share Reported and Adjusted* 28* Diluted earnings per share (adjusted) is a non-GAAP financial measure. See slide 37 in the appendix for a description of exclusions and a reconciliation of this non-GAAP financial measure to GAAP. $.56 $1.02 $.72 $.71 $.66$.68 $.85 $.73 $.71 $.68 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Diluted EPS (GAAP) Adjusted Diluted EPS (non-GAAP)*

Profitability Ratios 29 * ROAA (Adjusted) and ROTCE (Adjusted) are non-GAAP financial measures. See slides 36 and 38 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP. Return on Average Equity (ROE)Return on Average Assets (ROAA) 5.88% 10.81% 7.40% 7.16% 6.59% 13.52% 16.68% 13.64% 13.13% 12.31% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 ROE (GAAP) ROTCE (Adjusted) (non-GAAP)* 0.84% 1.54% 1.04% 0.99% 0.89% 1.02% 1.29% 1.04% 0.99% 0.92% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 ROAA (GAAP) ROAA (Adjusted) (non-GAAP)*

Core Net Interest Income (FTE) & Core Net Interest Margin* 30 Note: Dollars in millions *Core Net Interest Income (FTE) and Core Net Interest Margin are non-GAAP financial measures. See slide 39 in the appendix for a description of exclusions and a reconciliation of these non-GAAP financial measures to GAAP. $110.0 $111.3 $111.2 $105.0 $103.3 3.35% 3.37% 3.19% 2.93% 2.81%3.22% 3.12% 2.92% 2.76% 2.73% 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Core NII (FTE)(Non-GAAP)* Non-Core NII NIM Core NIM (Non-GAAP)*

Note: Dollars in thousands $62,864 $81,037 $47,610 $50,755 $47,582 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Service Charges Fees and Commissions Insurance Wealth Management Mortgage Banking Securities Gains Other Noninterest Income 31 Service Charges 21% Fees and Commissions 8% Insurance 5%Wealth Management 11%Securities Gains 0% Mortgage Banking 31% Other 24% Q4 2021 – Noninterest Income Contribution • The Company recognized a $4.7 million swap termination gain during the 4th quarter of 2021

Mortgage Banking 32 Mortgage MixMortgage banking income Gain on sale margin* *Gain on sale margin excludes pipeline fair value adjustments included in “Gain on sales of loans, net” in the table above. ($ in thousands) 4Q20 3Q21 4Q21 Gain on sales of loans, net 36,080$ 20,116$ 10,801$ Fees, net 5,318 3,420 4,320 Mortgage servicing income, net (3,606) (244) (395) MSR valuation adjustment 1,968 - - Mortgage banking income, net 39,760$ 23,292$ 14,726$ 4.21% 3.85% 2.73% 2.23% 2.01% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 $1.4 $1.7 $1.5 $1.4 $1.2 $- $0 $0 $1 $1 $1 $1 $1 $2 $2 $2 Q4 2020 Q1 2021 Q2 2021 Q3 2021 4Q 2021 Locked Volume (in billions) 4Q20 3Q21 4Q21 Wholesale 41 42 38 Retail 59 58 62 Purchase 50 59 65 Refinance 50 41 35

Noninterest Expense and Efficiency Ratio 33 Salaries and employee benefits 62% Data processing 5% Net occupancy and equipment 11% Intangible amortization 2% Debt prepayment penalties 6% Other 14% Q4 2021 – Noninterest Expense Mix($ in thousands) 3Q21 4Q21 Change Salaries and employee benefits 69,115$ 62,523$ (6,592)$ Data processing 5,277 5,346 69 Net occupancy and equipment 11,748 11,177 (571) Intangible amortization 1,481 1,424 (57) Debt prepayment penalty - 6,123 6,123 Other 16,378 14,522 (1,856) Total 103,999$ 101,115$ (2,884)$ 71% 60% 68% 67% 67%64% 64% 67% 66% 64% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Efficiency Ratio Efficiency Ratio (GAAP) Adjusted Efficiency Ratio (non-GAAP)* *Adjusted Efficiency Ratio is a non-GAAP financial measure. See slide 41 in the appendix for a description of exclusions and a reconciliation of this non- GAAP financial measure to GAAP. • Noninterest expense was down $2.9 million linked quarter • Decrease in salaries and benefits driven by savings from ongoing efficiency initiatives • Incurred a debt prepayment penalty of $6.1 million in connection with the prepayment of a $150 million long- term advance from the FHLB

Appendix

Reconciliation of Non-GAAP Disclosures Adjusted Pre-Provision Net Revenue 35 $ in thousands 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Net income (GAAP) 31,521$ 57,908$ 40,867$ 40,063$ 37,054$ Income taxes 6,818 16,842 7,545 11,185 11,363 Provision for credit losses (including unfunded commitments) 11,000 - - (1,400) (768) Pre-provision net revenue (non-GAAP) 49,339$ 74,750$ 48,412$ 49,848$ 47,649$ Debt prepayment penalties 3 - - - 6,123 Swap termination gains - - - - (4,676) MSR valuation adjustment (1,968) (13,561) - - - Restructuring charges 7,365 292 15 - 61 Swap termination charges 2,040 - - - - COVID-19 related expenses(1) 613 785 370 323 33 Adjusted pre-provision net revenue (non-GAAP) 57,392$ 62,266$ 48,797$ 50,171$ 49,190$ (1) Primarily consists of employee overtime and employee benefit accruals directly related to the response to the COVID-19 pandemic and federal legislation enacted to address the pandemic, such as the CARES Act, and expenses associated with supplying branches with protective equipment and sanitation supplies (such as floor markings and cautionary signage for branches, face coverings and hand sanitizer) as well as more frequent and rigorous branch cleaning.

Reconciliation of Non-GAAP Disclosures

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Adjusted Pre-Provision Net Revenue/Average Assets

$ in thousands	4Q 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021
Net income (GAAP)	$ 31,521	$ 57,908	$ 40,867	$ 40,063	$ 37,054
Debt prepayment penalties	3	-	-	-	6,123
Swap termination gains	-	-	-	-	(4,676)
MSR valuation adjustment	(1,968)	(13,561)	-	-	-
Restructuring charges	7,365	292	15	-	61
Swap termination charges	2,040	-	-	-	-
COVID-19 related expenses[1]	613	785	370	323	33
Tax effect of adjustments noted above[2]	(1,443)	2,820	(83)	(71)	(363)
Net income with exclusions (non-GAAP)	$ 38,131	$ 48,244	$ 41,169	$ 40,315	$ 38,232
Adjusted pre-provision net revenue (non-GAAP)[3]	$ 57,392	$ 62,266	$ 48,796	$ 50,171	$ 49,190
Total average assets	$ 14,898,055	$ 15,203,691	$ 15,831,018	$ 16,130,149	$ 16,450,640
Return on Average Assets (GAAP)	0.84%	1.54%	1.04%	0.99%	0.89%
Return on Average Assets (Adjusted) (non-GAAP)	1.02%	1.29%	1.04%	0.99%	0.92%
Adjusted pre-provision net revenue/ Average assets (non-GAAP)	1.53%	1.66%	1.24%	1.23%	1.19%

(1) See footnote 1 on slide 35 for an explanation of the types of expenses included in the COVID-19 related expenses line item.
(2) Tax effect is calculated based on the respective periods' effective tax rate.
(3) See slide 35 for a reconciliation of Adjusted pre-provision net revenue.

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Reconciliation of Non-GAAP Disclosures 37 Adjusted Diluted Earnings Per Share $ in thousands 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Net income (GAAP) 31,521$ 57,908$ 40,867$ 40,063$ 37,054$ Debt prepayment penalties 3 - - - 6,123 Swap termination gain - - - - (4,676) MSR valuation adjustment (1,968) (13,561) - - - Restructuring charges 7,365 292 15 - 61 Swap termination charges 2,040 - - - - COVID-19 related expenses(1) 613 785 370 323 33 Tax effect of adjustments noted above(2) (1,443) 2,820 (83) (71) (363) Net income with exclusions (non-GAAP) 38,131$ 48,244$ 41,169$ 40,315$ 38,232$ Diluted shares outstanding (average) 56,489,809 56,519,199 56,635,898 56,447,184 56,105,050 Diluted EPS (GAAP) 0.56$ 1.02$ 0.72$ 0.71$ 0.66$ Adjusted Diluted EPS (non-GAAP) 0.68$ 0.85$ 0.73$ 0.71$ 0.68$ (1) See footnote 1 on slide 35 for an explanation of the types of expenses included in the COVID-19 related expenses line item. (2) Tax effect is calculated based on the respective periods’ effective tax rate.

Reconciliation of Non-GAAP Disclosures

RENASANT CORPORATION | Understanding You.

Return on Average Tangible Common Equity (Adjusted)

$ in thousands	4Q 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021
Net income (GAAP)	$ 31,521	$ 57,908	$ 40,867	$ 40,063	$ 37,054
Debt prepayment penalties	3	-	-	-	6,123
Swap termination gain	-	-	-	-	(4,676)
MSR valuation adjustment	(1,968)	(13,561)	-	-	-
Restructuring charges	7,365	292	15	-	61
Swap termination charges	2,040	-	-	-	-
COVID-19 related expenses[1]	613	785	370	323	33
Tax effect of adjustments noted above[2]	(1,443)	2,820	(83)	(71)	(363)
Net income with exclusions (non-GAAP)	$ 38,131	$ 48,244	$ 41,169	$ 40,315	$ 38,232
Amortization of intangibles	1,659	1,598	1,539	1,481	1,424
Tax effect of adjustment noted above[2]	(297)	(361)	(333)	(323)	(335)
Tangible net income with exclusion (non-GAAP)	$ 39,493	$ 49,481	$ 42,375	$ 41,473	$ 39,321
Average shareholders' equity (GAAP)	$ 2,132,375	$ 2,172,425	$ 2,213,743	$ 2,219,431	$ 2,231,681
Intangibles	970,624	969,001	967,430	965,960	964,575
Average tangible shareholders' equity (non-GAAP)	$ 1,161,751	$ 1,203,424	$ 1,246,313	$ 1,253,471	$ 1,267,106
Return on Average Equity (GAAP)	5.88%	10.81%	7.40%	7.16%	6.59%
Return on Average Tangible Common Equity (Adjusted) (non-GAAP)	13.52%	16.68%	13.64%	13.13%	12.31%

(1) See footnote 1 on slide 35 for an explanation of the types of expenses included in the COVID-19 related expenses line item.
(2) Tax effect is calculated based on the respective periods' effective tax rate.

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Reconciliation of Non-GAAP Disclosures Core Net Interest Income (FTE) and Core Net Interest Margin 39 $ in thousands 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Net interest income (FTE) (GAAP) 110,024$ 111,264$ 111,205$ 105,002$ 103,249$ Less: Net interest income collected on problem loans 128 2,180 1,339 316 578 Accretable yield recognized on purchased loans 4,130 3,088 2,638 2,871 2,187 Interest income on PPP loans 10,271 10,687 10,120 3,503 485 Core net interest income (FTE) (non-GAAP) 95,495$ 95,309$ 97,108$ 98,312$ 99,999$ Total average earning assets 13,059,967$ 13,358,677$ 13,989,264$ 14,256,421$ 14,607,716$ Less: Average PPP loans 1,252,990 985,561 628,462 126,870 62,726 Adjusted total average earning assets (non-GAAP) 11,806,977$ 12,373,116$ 13,360,802$ 14,129,551$ 14,544,990$ Net interest margin (GAAP) 3.35% 3.37% 3.19% 2.93% 2.81% Core net interest margin (non-GAAP) 3.22% 3.12% 2.92% 2.76% 2.73%

Reconciliation of Non-GAAP Disclosures Core Loan Yield 40 $ in thousands 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Loan interest income (FTE) (GAAP) 113,457$ 113,072$ 110,785$ 103,769$ 99,670$ Less: Net interest income collected on problem loans 128 2,180 1,339 316 578 Accretable yield recognized on purchased loans 4,130 3,088 2,638 2,871 2,187 Interest income on PPP loans 10,271 10,687 10,120 3,503 485 Adjusted loan interest income (FTE) (non-GAAP) 98,928$ 97,117$ 96,688$ 97,079$ 96,420$ Total average loans 11,019,505$ 10,802,991$ 10,478,121$ 10,017,742$ 9,948,610$ Less: Average PPP loans 1,252,990 985,561 628,462 126,870 62,726 Adjusted total average loans (non-GAAP) 9,766,515$ 9,817,430$ 9,849,659$ 9,890,872$ 9,885,884$ Loan yield (GAAP) 4.10% 4.24% 4.24% 4.11% 3.98% Core loan yield (non-GAAP) 4.03% 4.01% 3.94% 3.89% 3.87%

Reconciliation of Non-GAAP Disclosures

RENASANT CORPORATION Understanding You.

Adjusted Efficiency Ratio

$ in thousands	4Q 2020	1Q 2021	2Q 2021	3Q 2021	4Q 2021
Net interest income (FTE) (GAAP)	$ 110,024	$ 111,264	$ 111,205	$ 105,002	$ 103,249
Total noninterest income (GAAP)	62,864	81,037	47,610	50,755	47,582
Securities gains	15	1,357	-	764	49
Swap termination gain	-	-	-	-	4,676
MSR valuation adjustment	1,968	13,561	-	-	-
Adjusted total noninterest income (non-GAAP)	$ 60,881	$ 66,119	$ 47,610	$ 49,991	$ 42,857
Total income (FTE) (non-GAAP)	$ 170,905	$ 177,383	$ 158,815	$ 154,993	$ 146,106
Total noninterest expense (GAAP)	$ 122,152	$ 115,935	$ 108,777	$ 103,999	$ 101,115
Amortization of intangibles	1,659	1,598	1,539	1,481	1,424
Debt prepayment penalty	3	-	-	-	6,123
Restructuring charges	7,365	292	15	-	61
Swap termination charges	2,040	-	-	-	-
Provision for unfunded commitments	500	-	-	(200)	(300)
COVID-19 related expenses (1)	613	785	370	323	33
Adjusted total noninterest expense (non-GAAP)	$ 109,972	$ 113,260	$ 106,853	$ 102,395	$ 93,774
Efficiency Ratio (GAAP)	70.65%	60.29%	68.49%	66.77%	67.04%
Adjusted Efficiency Ratio (non-GAAP)	64.35%	63.85%	67.28%	66.06%	64.18%

(1) See footnote 1 on slide 35 for an explanation of the types of expenses included in the COVID-19 related expenses line item.

41

Reconciliation of Non-GAAP Disclosures Tangible Common Equity 42 $ in thousands 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Actual shareholders' equity (GAAP) 2,132,733$ 2,173,701$ 2,203,807$ 2,203,944$ 2,209,853$ Intangibles 969,823 968,225 966,686 965,205 963,781 Actual tangible shareholders' equity (non-GAAP) 1,162,910$ 1,205,476$ 1,237,121$ 1,238,739$ 1,246,072$ Actual total assets (GAAP) 14,929,666$ 15,622,571$ 16,022,386$ 16,155,550$ 16,810,311$ Intangibles 969,823 968,225 966,686 965,205 963,781 Actual tangible assets (non-GAAP) 13,959,843$ 14,654,346$ 15,055,700$ 15,190,345$ 15,846,530$ PPP Loans 1,128,703 860,864 246,931 67,802 58,391 Actual tangible assets exc. PPP loans (non-GAAP) 12,831,140$ 13,793,482$ 14,808,769$ 15,122,543$ 15,788,139$ Tangible Common Equity Ratio Shareholders' equity to (actual) assets (GAAP) 14.29% 13.91% 13.75% 13.64% 13.15% Effect of adjustment for intangible assets 5.96% 5.68% 5.53% 5.49% 5.29% Tangible common equity ratio (non-GAAP) 8.33% 8.23% 8.22% 8.15% 7.86% Effect of adjustment for PPP -0.73% -0.51% -0.13% -0.04% -0.03% Tangible common equity ratio exc. PPP loans (non-GAAP) 9.06% 8.74% 8.35% 8.19% 7.89%

Reconciliation of Non-GAAP Disclosures Tangible Book Value 43 $ in thousands (except share data) 2013 2014 2015 2016 Actual shareholders' equity (GAAP) 665,652$ 711,651$ 1,036,818$ 1,232,883$ Intangibles 304,330 297,330 474,682 494,608 Actual tangible shareholders' equity (non-GAAP) 361,322$ 414,321$ 562,136$ 738,275$ Tangible Book Value Shares Outstanding 31,387,668 31,545,145 40,293,291 44,332,273 Book Value (GAAP) 21.21$ 22.56$ 25.73$ 27.81$ Tangible Book Value (non-GAAP) 11.51$ 13.13$ 13.95$ 16.65$ $ in thousands (except share data) 2017 2018 2019 2020 2021 Actual shareholders' equity (GAAP) 1,514,983$ 2,043,913$ 2,125,689$ 2,132,733$ 2,209,853$ Intangibles 635,556 977,793 976,943 969,823 963,781 Actual tangible shareholders' equity (non-GAAP) 879,427$ 1,066,120$ 1,148,746$ 1,162,910$ 1,246,072$ Tangible Book Value Shares Outstanding 49,321,231 58,546,480 56,855,002 56,200,487 55,756,233 Book Value (GAAP) 30.72$ 34.91$ 37.39$ 37.95$ 39.63$ Tangible Book Value (non-GAAP) 17.83$ 18.21$ 20.20$ 20.69$ 22.35$

Reconciliation of Non-GAAP Disclosures Asset Quality Ratios excluding PPP loans 44 $ in thousands Q4 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Total loans (GAAP) 10,933,647$ 10,688,408$ 10,149,242$ 10,016,824$ 10,020,914$ Less: PPP loans 1,128,703 860,864 246,931 67,462 58,391 Adjusted total loans (non-GAAP) 9,804,944$ 9,827,544$ 9,902,311$ 9,949,362$ 9,962,523$ Loans 30-89 Days Past Due 26,286 21,801 15,077 14,806 27,604 Loans 30-89 Days Past Due / Total Loans 0.24% 0.20% 0.15% 0.15% 0.28% Loans 30-89 Days Past Due / Total Loans excluding PPP loans (non-GAAP) 0.27% 0.22% 0.15% 0.15% 0.28% Classified Loans 236,062 229,244 206,724 187,223 160,790 Classified Loans / Total Loans 2.16% 2.14% 2.04% 1.87% 1.60% Classified Loans / Total Loans excluding PPP loans (non-GAAP) 2.41% 2.33% 2.09% 1.88% 1.61% Nonperforming Loans 55,470 56,105 56,536 56,740 50,805 Nonperforming Loans / Total Loans 0.51% 0.52% 0.56% 0.57% 0.51% Nonperforming Loans / Total Loans excluding PPP loans (non-GAAP) 0.57% 0.57% 0.57% 0.57% 0.51% Allowance for Credit Losses on Loans 176,144 173,106 172,354 170,038 164,171 ACL / Total Loans 1.61% 1.62% 1.70% 1.70% 1.64% ACL / Total Loans excluding PPP loans (non-GAAP) 1.80% 1.76% 1.74% 1.71% 1.65%

Reconciliation of Non-GAAP Disclosures Asset Quality Ratios excluding PPP loans, continued 45 $ in thousands Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Total average loans (GAAP) 11,019,505$ 10,802,991$ 10,478,121$ 10,017,742$ 9,948,610$ Less: Average PPP loans 1,252,990 985,561 628,462 126,870 62,726 Adjusted total average loans (non-GAAP) 9,766,515$ 9,817,430$ 9,849,659$ 9,890,872$ 9,885,884$ Total assets (GAAP) 14,929,612$ 15,622,571$ 16,022,386$ 16,155,550$ 16,810,311$ Less: PPP loans 1,128,703 860,864 246,931 67,462 58,391 Adjusted total assets (non-GAAP) 13,800,909$ 14,761,707$ 15,775,455$ 16,088,088$ 16,751,920$ Nonperforming Assets 61,442 62,076 61,475 61,445 53,345 Nonperforming Assets / Total Assets 0.41% 0.40% 0.38% 0.38% 0.32% Nonperforming Assets / Total Assets excluding PPP loans (non-GAAP) 0.45% 0.42% 0.39% 0.38% 0.32% Net charge-offs 954 3,038 752 1,116 5,367 Annualized Net charge-offs / Average Loans 0.03% 0.11% 0.03% 0.04% 0.21% Annualized Net charge-offs / Average Loans excluding PPP loans (non-GAAP) 0.04% 0.13% 0.03% 0.04% 0.22%

Investor Inquiries 46 C. Mitchell Waycaster President and Chief Executive Officer Kevin D. Chapman Senior Executive Vice President, Chief Operating Officer James C. Mabry IV Senior Executive Vice President, Chief Financial Officer